1 Delivering on the promise of Prime Editing July 2025 Corporate Presentation

2 This presentation contains forward-looking statements of Prime Medicine, Inc. ("Prime", "we" or "our") within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements contain information about our current and future prospects and our operations, which are based on currently available information. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, projects and plans are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “hope,” “intend,” “may,” “might,” “objective,” “opportunity,” “plan,” “predict,” “positioned,” “possible,” “potential,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, express or implied statements about Prime’s beliefs and expectations regarding: the potential of Prime Editing to correct the causative mutations of diseases, including CGD, Wilson’s Disease, CF, and AATD; the continued development and advancement of its AATD and Wilson’s Disease programs, including the timing of the filing of IND and/or CTA applications in mid-2026 and 1H 2026, respectively, and the timing of initial data for both programs in 2027; the initiation, timing, progress and results of our research and development programs, preclinical studies and future clinical trials, including the release of data related thereto; the safety profile of Prime Editing, our modular LNP, and our programs; our ability to launch therapeutics; the timing of, and our ability to achieve, clinical validation and sustained, long-term value creation; the modularity of the Prime Editing platform and the benefits thereof; the collaboration with Bristol Myers Squibb and the intended and potential benefits thereof, including the receipt of potential milestone and royalty payments from commercial product sales, if any; the 2025 agreement with the Cystic Fibrosis Foundation ("CF Foundation"), its expanded funding pursuant thereto, and the intended and potential benefits thereof, including the receipt of payments based on scientific milestones; our expectations regarding the breadth of Prime Editing, including the potential of Prime Editing to address more than 90% of genetic diseases and to address non-genetic diseases; the continued development and optimization of various non-viral and viral delivery systems, including our universal liver-targeted LNP delivery approach; the scope of protection we are able to establish and maintain for intellectual property rights covering our Prime Editing technology; the implementation of our strategic plans for our business, programs and technology, including our ability to maintain collaborations or strategic relationships and identify and enter into future license agreements and collaborations; regulatory developments in the United States and foreign countries; developments related to our competitors and our industry; our ability to attract and retain key scientific and management personnel; our estimates of our expenses, capital requirements, and needs for additional financing; and our expectations regarding the anticipated timeline of our cash runway and future financial performance. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of risks and uncertainties. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K, as well as any subsequent filings with the Securities and Exchange Commission. Any forward- looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise subject to any obligations under applicable law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. Forward Looking Statements

3 We are advancing Prime Editing to change the course of how diseases are treated. We aim to provide safe, effective and curative treatments, which offer lifelong benefit to patients.

4 Platform Validation Clinical Validation and Focused Execution Platform Discovery Sustained Growth and Commercial Success We Believe Prime Medicine has Demonstrated Clinical Proof of Concept and is Poised for Long-Term Value Creation 2020 - 2023 2024 - 2026 Breakthrough clinical data from first-in-human study of Prime Editor. Focused investment on high value programs in large indications. Seek strategic collaborations to expand and accelerate. 2019 Prime Editing discovered in Dr. David Liu’s lab as next-generation gene editing technology. 2027 - FUTURE Progress multiple clinical programs. Leverage platform modularity to accelerate pipeline expansion. Accelerate growth and bolster our financial resources with strategic collaborations. Preclinical proof-of- concept achieved in multiple diseases. Proprietary delivery capabilities established. Advancing the promise of Prime Editing

5AATD = Alpha-1 Antitrypsin Deficiency; CF = cystic fibrosis; IND = investigational new drug; CTA = clinical trial application; CGD = chronic granulomatous disease Prime Medicine is Entering a New Era of Gene Editing: Generating Clinical Data for Multiple Programs, Leveraging Platform Modularity Secure multiple additional strategic partnerships to accelerate our pipeline and bolster our financial resources 2025 2026 2027+ Advance additional high-value programs: • Share in vivo proof-of-concept data in CF and initiate IND-enabling studies • Expand pipeline within priority focus areas and beyond Advance additional high-value programs: • File IND and/or CTA for CF and initiate Phase 1 clinical trials • Relaunch programs targeting neurological and other large indications PM577 for Wilson’s Disease: Prepare for 2026 clinical entry, advance additional mutations pre-clinically PM577 for Wilson’s Disease: File IND and/or CTA in 1H 2026; initiate Phase 1 clinical trial PM577 for Wilson’s Disease: Announce initial clinical data in 2027 Leverage business development to accelerate pipeline, extend reach AATD: File IND and/or CTA mid-2026; initiate Phase 1 clinical trial AATD: Prepare for 2026 clinical entry AATD: Announce initial clinical data in 2027 Announced initial positive clinical data on PM359 in CGD, reinforcing our confidence in the promise of Prime Editing

We Believe Prime Editing is the Only Gene Editing Technology That Can Edit, Correct, Insert and Delete DNA Sequences in Any Target Tissue



Prime Editor
INSERTION / DELETION
SUBSTITUTION
REPLACEMENT
LARGE DELETION
LARGE TARGETED INSERTION

Deletion / Insertion Correction
p47 Chronic Granulomatous Disease (CGD)

Point Mutation Correction
Wilson's Disease, AATD

Hotspot Correction
Cystic Fibrosis, Retinitis Pigmentosa (RHO adRP)

Repeat Excision
Repeat expansion diseases

Targeted Full Gene Insertion (PASSIGE™)
CAR-T, Cystic Fibrosis

Prime Editing is designed with a **wide range of genome editing capabilities** and the **ability to make edits of any size**, from small base pair swaps to large, multi-kilobase inversions or insertions. This provides tremendous flexibility to select the right approach for each indication and editing need.

AATD = Alpha-1 Antitrypsin Deficiency

6

Treatment with PM359 Led to Rapid Engraftment and Restoration of DHR Positivity, Along With Improvement in Inflammatory Markers

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DHR Positive Neutrophils
Patient #1
Patient #2 **
DHR Positive (%)
100
80
60
40
20
0
Baseline
Day 15
Day 30
Day 60
58%
70%
66%
80%
71%
Therapeutic threshold

- ✓ **Successful manufacturing** from single mobilizations
- ✓ **Tolerable myeloablative conditioning** at fully therapeutic exposures with expected adverse events (transitory mucositis, pancytopenia)
- ✓ No serious adverse events attributed to PM359
- ✓ **Rapid neutrophil and platelet engraftment** confirmed within 2-3 weeks post transplant, markedly faster than current autologous genetic therapy benchmarks
- ✓ **Rapid recovery of NADPH oxidase activity** as measured by DHR: ~3-4x therapeutic threshold by day 30
- ✓ **Patient #2 demonstrated improvement in inflammatory markers:** Fecal calprotectin (a measure of intestinal inflammation) returning to normal levels at day 45 from 15x the upper limit of normal prior to myeloablative conditioning

Plan to have regulatory interactions based on the current data set

*Source: CASGEVY label, median time to engraftment for neutrophils and platelets observed at days 27 and 35, respectively
** Patient 2 day 60 data not yet available
Note: patient #1 was an 18 year old male, patient #2 was a 56 year old male
DHR = dihydrorhodamine, an assay to measure NADPH oxidase activity

7

8 No detectable double strand breakage No detectable off-target deletions, chromosomal translocations or rearrangements No detectable off-target edits No detectable bystander edits 1Analysis of edited CD34+ cells from CGD program: Targeted in vitro Analysis of 550 potential off-target sites of off-target editing. 2Data from in vivo analysis from mouse bone marrow harvested 16 weeks after engraftment was complete. 3Cas9 nuclease-edited cells, generated by transfecting HEK293T with sgRNA targeting NCF1 and SpCas9 mRNA. CGD = chronic granulomatous disease; HSC = hematopoietic stem cell; IND = investigational new drug; CTA = clinical trial application Prime Editing Has Highly Differentiated Safety Profile: No Off-Target Activity Detected in Any Lead Program Examples from CGD program used to support IND/CTA filings No off-target editing detected in healthy human donor CD34+ cells1 Genomic location No large deletions or translocations observed in bone marrow engrafted Prime-Edited LT-HSCs2 vs. Cas-9 nuclease edited cells On-target (NCF1) Translocation Positive Control3 TranslocationDeletion No Off-Target Edits detected with Prime Editing vs. Cas9 12 Spacers S pC as 9 P ri m e E dito r 0 20 40 60 P e rc e n t In d e ls ( o ff -t a rg e t s it e s ) Indel Comparison of Prime Editors and Cas9

9 Prime Editing Platform Modularity Potentially De-Risks Ongoing Efforts and Accelerates Program Advancement Prime Editors Manufacturing Delivery Off-Target Assays Nonclinical Regulatory Clinical

10 Modular Platform Indication Delivery Discovery Lead optimization IND- enabling Phase 1/2 LIVER Wilson’s Disease LNP Alpha-1 Antitrypsin Deficiency (AATD) LNP LUNG Cystic Fibrosis1 (including PASSIGE ) LNP/AAV IMMUNOLOGY & ONCOLOGY Ex vivo CAR-T2 (with PASSIGE ) ex vivo Pipeline Focused on Value Creating Opportunities 1 In January 2024 and July 2025, Prime entered into agreements with the CF Foundation for up to $15 million and $24 million, respectively, to support development of Prime Editors for Cystic Fibrosis. 2 In September 2024, Prime entered into a strategic research collaboration and license agreement with Bristol Myers Squibb to develop and commercialize multiple ex vivo T cell products in immunology and oncology. LNP = lipid nanoparticle; AAV = adeno-associated virus; CGD = chronic granulomatous disease Prime Medicine is identifying opportunities to advance its other programs, including CGD, neurological diseases, cell therapy, ocular diseases and hearing loss, in partnership or through internal efforts in the future.

11| Liver

Prime Medicine's Liver Franchise: Aspiring to Cure Two of the Largest Genetic Liver Diseases, Enabled by Platform Modularity

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	Wilson's Disease	Alpha-1 Antitrypsin Deficiency
Current Status	**IND-enabling activities ongoing**	**Final stages of lead optimization**
Rapidly Advancing	**IND and/or CTA on track for H1'26**	**IND and/or CTA anticipated in mid-2026**
Targeted Mutations	H1069Q, R778L	E342K (Pi*Z Mutation), D341H (Little Rock*)
Opportunity	>20,000 WD patients in US and EU 7,500 – 15,000+ WD patients in Japan	200,000 AATD patients in the US and EU (20,000 to 30,000 patients diagnosed**)

Modularity

- Both programs use Prime Medicine's universal, proprietary liver LNP
- Planning to leverage key learnings, regulatory frameworks and manufacturing synergies from Wilson's Disease program to potentially accelerate efforts and reduce costs in AATD and any follow-on liver programs

Delivery

- Achieved >70% hepatocyte editing using Prime Editors delivered with universal liver LNPs in humanized mice
- Achieved >50% hepatocyte editing with ***surrogate, unoptimized*** Prime Editors delivered with universal liver LNP in NHPs***
- LNP was well tolerated in NHPs at clinically relevant doses and improved tolerability vs benchmark LNP

WD = Wilson's Disease; AATD = Alpha-1 Antitrypsin Deficiency; IND = investigational new drug; CTA = clinical trial application; LNP= lipid nanoparticle; NHP = non-human primate. *Little Rock is a rare mutation in the SERPINA1 gene which leads to destabilization of the A1AT protein; **Based on the estimates of 10-15% of patients diagnosed; ***Preclinical studies using unoptimized surrogate Prime Editors for genetic diseases in NHP models

12

13LNP = lipid nanoparticle; PEG = Polyethylene glycol; GalNAc = N-acetylgalactosamine; PE = Prime Editor; pegRNA = Prime Editing guide RNA; ngRNA = nicking guide RNA *May require slight modifications to mRNA depending on disease context Proprietary LNP–formulated Prime Editor is a Complex Multi-Component Drug Product Designed to Support Current and Future Liver Programs • Control particle size and stability • Stealth coating reduces serum interactions and increases half-life PEG Lipids • Stabilize and improve LNP pharmacokinetics • Facilitate membrane fusion and endosomal escape Helper Lipid • Improve intracellular delivery • Increase LNP stability Cholesterol • Proprietary GalNAc formulation to improve biodistribution of LNPs to hepatocytes Targeting Ligand LNP Modularity: 6 out of 8 components in the LNP are the same for liver programs* Ionizable Lipid • Nucleic acid encapsulation and endosomal escape • pegRNA is disease and mutation specificpegRNA ngRNA • ngRNA is disease and mutation specific; usage is dependent on the Prime Editing strategy applied • Prime editor enzymePE mRNA*

14 Prime Medicine’s Modular LNP Dosed as a Single Administration in Cynomolgus Monkey (NHP) With Minimal, If Any, Safety Concerns LNP = lipid nanoparticle; LFT = Liver Function Tests; H&E = hematoxylin and eosin • Well-tolerated: no acute reactions, clinical observations, or body weight changes • Transient LFT elevations • No change in platelets, coagulation or blood count • No change in blood biochemistry • Minimal changes in IL6 levels • No other cytokine changes • No change in liver histopathology (H&E) • Animals healthy at 44 weeks • Benchmarked favorably against other LNPs in clinical development

15Confidential | Wilson’s Disease

Advancing Prime Editors for Wilson's Disease: Disease Overview

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Large genetically defined disease well suited for Prime Editing

Disease Severity and Opportunity

- Common liver and systemic disease presenting in teens to 20s
- Leads to liver failure, neurocognitive decline and premature death
- Greater than 20,000 patients in US and Europe, 30-50% harboring H1069Q mutation
- 7,500 – 15,000+ patients in Japan, R778L is the predominant mutation in the Asian population

Unmet Need

- Many patients die without liver transplant
- No approved disease modifying therapies
- Current standard of care aims to prevent copper accumulation; options include chelating agents and low copper diet

Human Biology

- Autosomal recessive due to loss of function mutations in ATP7B
- Affects copper homeostasis, leading to toxic accumulation of copper in liver and brain
- Correction of 20-30% of hepatocytes may be curative


Healthy
Blood
Copper
ceruloplasmin
CTR1
ATP7B
ATP7B
Bile
(fecal excretion)
Wilson's Disease
Blood (urinary excretion)
Copper
ceruloplasmin
CTR1
ATP7B
ATP7B
Bile

16

17 Prime Editors delivered with Prime Medicine’s universal liver LNP administered at clinically relevant doses Prime Editors Efficiently Corrected the Two Most Prevalent Disease-Causing Mutations in Wilson’s Disease Editing efficiency in fully humanized homozygous p.H1069Q and R778L ATP7B mouse models Efficient correction of the H1069Q and R778L mutations

Efficient Correction of the H1069Q Mutation Reduced Liver Copper and Restored Copper Homeostasis *In Vivo*

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Using unoptimized Prime Editor in fully humanized homozygous p.H1069Q ATP7B mouse model

~75% reduction in liver copper



Hepatic copper*
100
75
50
25
0
saline
7 days
14 days
28 days

~80% decrease in urinary copper



Copper in urine (µg/L)
3000
2000
1000
0
H1069Q
Prime Edited

~100% increase in fecal copper



Copper in feces (mg/kg)
80
60
40
20
0
H1069Q
Prime Edited

Prime has initiated IND-enabling activities planning for a H1'26 IND and/or CTA application(s)

IND = investigational new drug; CTA = clinical trial application
* % Normalized to saline treated

18

19Confidential | Alpha-1 Antitrypsin Deficiency (AATD)

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Advancing Prime Editors for AATD: Disease Overview

Disease Severity and Opportunity

- AATD is an inherited genetic disorder that causes low levels of AAT protein
- Low levels of AAT protein increases the risk of lung disease (emphysema)
- Patients are also at risk of liver disease (cirrhosis) caused by mutant protein aggregation
- Approximately 200,000 patients in the US and EU, ~10-15% of which are diagnosed today

Unmet Need

- Many patients progress to liver failure or severe lung disease, requiring transplant
- Current standard of care includes chronic AAT augmentation therapy for lung disease; no approved curative therapies
- No approved treatments for liver disease

Human Biology

- Autosomal codominant disorder due to mutations in SERPINA1 gene
- Lung: lack of functional AAT leads to unrestricted neutrophil elastase activity, among other pathological changes (loss of function)
- Liver: defective AAT protein misfolding and accumulation (gain of function)
- 20-30% correction in hepatocytes could be curative



We believe Prime Editing is uniquely well-suited to correct mutant AAT protein to wild-type without the risk of bystander edits

AATD = Alpha-1 Antitrypsin Deficiency; A1AT = alpha-1 antitrypsin

20

21 • Correcting circulating AAT protein to 20uM or more restored to healthy levels and predicted to prevent disease progression • 11uM is the current minimum level accepted by Regulators for replacement therapies • Decreased Z-AAT in the liver will potentially ameliorate the liver manifestations of AATD • Prime Editing corrected the mutation while leaving it under endogenous control *Taken from Vidal R, Blanco I, Casas F, et al. Arch Bronconeumol. 2006;42(12):645-59 and Ferrarotti I, Thun GA, Zorzetto M, et al. Thorax 2012; 67: 669–674; ** ZZ genotype contain Pi*Z mutation; Z-AAT = mutant A1AT protein. There are many genotypes (alleles) of the AATD gene. The M genotype is the most common and encodes for the normal (wild-type), fully functional AATD protein (M-AAT), and most people have the MM genotype (i.e., two, fully functional copies of the normal gene and normal AATD levels). The Z genotype (PI*Z mutation) encodes for a dysfunctional protein (Z-AAT) and patients with the ZZ genotype also have low levels of AATD, and develop the disease of AATD deficiency, with lung and liver manifestations. MZ heterozygotes serum A1AT levels are usually lower but sufficient, so they only carry some risk in the setting of other contributory factors. The S genotype is less common, and encodes for a protein that is not fully functional; combinations of the S genotype (e.g., MS) are not usually associated with increased risk, others (e.g., SS) can carry low risk, while SZ have serum A1AT levels usually below the protective threshold value, putting people at increased risk of developing emphysema and chronic bronchitis. AATD Program Objective: Normalize AAT Levels in PiZZ Genotype Patients to Healthy Human Levels 50 40 30 20 10 0 Target patient population** Normal human range 11uM is minimum threshold for benefit Genotype MM MS SS MZ SZ ZZ NULLNULL Se ru m A 1 A T C o n ce n tr at io n ( μ M ) Healthy Human Low Risk `

22M-AAT = healthy A1AT protein; Z-AAT = mutant A1AT protein; IND = investigational new drug; CTA = clinical trial application *Performed by LC-MS; **Analysis at day 7 Note: data generated with research LNP, positive control = healthy human serum AATD program in final stages of lead optimization; planning to file an IND and/or CTA in mid-2026 Prime Editor Efficiently Corrected the Mutation Resulting in M-AAT Protein Restoration In Vivo Efficient correction Restoration M-AAT Protein** • Prime Editor restored AAT levels into healthy human range in fully humanized mouse model • Potential to correct mutated protein back to wild type (M-AAT) without bystander or off-target edits

23| Lung

24 We believe Prime Editing-based approaches could eventually benefit more than 93% of all people with CF CFTR = cystic fibrosis transmembrane conductance regulator Advancing Prime Editors for Cystic Fibrosis (CF), a Disease for Which There is No Curative Therapy Large genetically defined disease well suited for Prime Editing • Progressive, genetic disease that affects the lungs, pancreas and other organs, leading to premature death • Impacts close to 40,000 people in the United States, ~1,000 new cases diagnosed each year Disease Severity and Opportunity • Existing treatment options include airway clearance, inhaled medicines, pancreatic enzyme supplements, fitness plans and CFTR modulators for patients with specific mutations • No cure and existing treatments are ineffective for, or not tolerated by, approximately 15% of patients Unmet Need • Autosomal recessive disorder caused by mutations in the CFTR gene, which cause CFTR protein to become dysfunctional • Dysfunctional CFTR reduces chloride and bicarbonate transport to epithelial lumen Human Biology Cystic Fibrosis Healthy

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Parallel Prime Editing Approaches to CF: Hotspot and PASSIGE

In 2024, Prime Medicine entered into agreement with CF Foundation for up to $15 million to support development of Prime Editors for CF

Hotspot

Eight hotspot Prime Editors could address the "high unmet need" mutations; these same Prime Editors could address >93% of all CF patients



#1: G>T
#2: A>T
#3: C>G
GCTTCTAGTAGGACATACGCA
CFTR Genomic DNA

PASSIGE

Potential to address nearly all CF patients with a single super exon insertion strategy



CFTR gene showing exons & introns*
attB
DNA donor
Bxb1
attP
Super exon
SA
3' UTR

Restoring CFTR function in Prime Edited cells under endogenous control

CF = cystic fibrosis; attP = complimentary recognition sequence for attB; SA = splice acceptor; 3' UTR = 3' untranslated region; *Exons in gray introns in black

25

Prime Medicine has Made Significant Progress Developing Prime Editors for G542X Mutated Cystic Fibrosis

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medicine

In July 2025, Prime Medicine expanded its agreement with the CF Foundation for additional funding of up to $24 million to support development of Prime Editors for CF

G542X In vitro Prime Editor in Primary HBEs



% precice correction in HBEs
100
80
60
40
20
0
Control
Prime Edited

Phenotypic restoration of G542X mutated CFTR in differentiated ALI culture



CFTR
β-actin
C band
B band
Healthy
Unedited
Prime Edited
Patient

Efforts towards *in vivo* delivery to humanized mice and large animals ongoing

- We believe primary human lung progenitor data is most predictive of *in vivo* efficacy
- Comprehensive suite of assays in development to enable selection of development candidate and advance to IND enabling studies
- Humanized mouse colonies, ferret and NHP colony established for *in vivo* optimization
- Prime's targeted modular lung LNP as well as alternative delivery system are being applied to accelerate CF hotspot editing *in vivo*

LNP = lipid nanoparticle; NHP = non-human primate; CFTR = cystic fibrosis transmembrane conductance regulator; HBEs = human bronchial epithelial cells; ALI = air-liquid interface

26

27| Immunology and Oncology

28 • $110 million upfront • >$3.5 billion in potential milestones, including: ‒ $185 million in preclinical milestones ‒ $1.2 billion in development milestones ‒ More than $2.1 billion in commercial milestones ‒ Royalties on net sales • Multiple targets in immunological diseases and cancer, beyond the genetic diseases in Prime Medicine’s internal pipeline Strategic License and Broad Collaboration Agreement with Bristol Myers Squibb (BMS) to Develop Prime Edited ex Vivo CAR-T Products First broad, multi-target collaboration advancing Prime Editing for the treatment of complex oncology and autoimmune indications Prime Medicine retains rights to advance certain target reagents designed under this collaboration for applications beyond ex vivo T cell products, including in vivo T cell and other cell therapy applications Leadership in Prime Editing; PASSIGE technology may enable one-step, non- viral, multi-kilobase-size editing approach with no double-stranded breaks Global leader in cell therapy for hematology, immunology and oncology

CAR-T: PASSIGE and Multiplex Prime Editing is the Foundation of Prime Medicine's Collaboration with BMS

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Platform modularity has potential to accelerate development of additional CAR-T Programs

	Existing Limitations	Prime Editing Solution
Multiplex Engineering	✗ Low payload integration efficiency ✗ Constrained to limited number of knock-outs and limited single base pair changes	✓ **>80% integration** efficiency of CAR, aimed at TRAC locus to maintain **endogenous control** ✓ Capable of **multiple edits done safely**, each with a **full suite of functional modifications**
Safety	✗ Random or semi-random integration ✗ High rate of translocations / chromosomal abnormalities	✓ **Precise on-target** transgene integration ✓ Based on our extensive off-target evaluations in other settings, **there is the potential for no detectable off-target edits, translocations, or unintended structural abnormalities** in Prime-Edited CAR-T's
Manufacturing / Cost of Goods	✗ Dependence on viral components ✗ Complicated by multi-step engineering	✓ **Entirely non-viral** manufacturing process ✓ **Single-step** editing and integration

TRAC = T-cell receptor alpha constant; Data presented at ASH, December 2022, ASGCT, May 2023 and ASH, December 2023

29

30 Maintained efficiency with five multiplex edits B2M = b2 macroglobulin; TRAC = T-cell receptor alpha constant Beyond Precisely Inserting a Chimeric Antigen Receptor, We Can Simultaneously and Efficiently Multiplex Edit CAR-T Cells Prime Editors can be multiplexed to introduce multiple genomic modifications in CAR-T cells High efficiency multiplex editing of B2M and TRAC B2M TRAC 0 20 40 60 80 100 % P ri m e E d it in g Multiplex Singleplex % P ri m e E d it in g B2M TR C Singl lex Multiplex % P ri m e Ed it in g % S in gl ep le x P ri m e Ed it in g TRAC B2M Target 3 Target 4 Target 5 0 0 0 0 20 0 100 80 60 40 20 0

31| Corporate

32 Prime Medicine remains active in sell-side business development, with the goal of accelerating our pipeline, bolstering our financial resources Beyond BMS, Business Development Will Continue to Play a Critical Role in Building Prime Medicine Within Our Core Outside Our Core Enabling Innovation Within the Core Develop Prime Edited CAR-T products leveraging PASSIGE and platform Funding to accelerate the development of Prime Editors for Cystic Fibrosis BMS CF Foundation Current Relationships Partnering Strategy Enabled by scientific leadership in gene editing and program advancement

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Prime Medicine Holds Extensive, Foundational Intellectual Property for Prime Editing Technologies

- ***Multiple configurations*** of RNA-templated gene editing
  - Prime Editor protein configurations: fusion, separate and split configurations
  - pegRNA configurations: fusion, split, separate and engineered configurations
  - Dual flap and dual guide RNA editing systems
- ***Broad diversity*** of RNA-templated gene editing systems
  - Large variety of nucleic acid programmable DNA binding proteins
  - Extensive range of RNA-dependent DNA polymerases (reverse transcriptases)
- ***PASSIGE***: System using Prime Editing and recombinase to insert gene-sized DNA at chosen target location in genome
  - PASSIGE systems include various gene editing configurations and recombinases
- ***Additional gene editing technology*** including DNA-dependent DNA polymerase editing
- ***Program-specific patent filings*** for pipeline programs

Prime Medicine holds 6 U.S. and 12 ex-U.S. issued patents

- Numerous Prime-owned and in-licensed patent applications with broad coverage filed worldwide
- Pursuing aggressive filing strategy to cover technological advances



Seminal Prime Editing Publication


NEW
OLD

Dual Flap Prime Editing



PASSIGE System


PE4 and PE5 systems
PEmax editor

PE4, PE5, PEmax



Engineered pegRNAs



pegRNA Enhancements



Novel PE Proteins



Novel RT Proteins



Improved recombinases

pegRNA = Prime Editing guide RNA

33

34 Prime Medicine is the Leader in Gene Editing Positioned to Create Sustainable Value Through Pipeline Execution and External Partnerships The Leader in Prime Editing  Potential to address approximately 90% of genetic diseases and opportunities in non-genetic diseases  Breakthrough initial clinical data in CGD demonstrates clinical proof of concept for Prime Editing  Comprehensive intellectual property position Platform Modularity Oriented for Growth  Fully integrated modular platform - pre-clinical, clinical, manufacturing, regulatory  Proprietary modular delivery systems within target tissues  Advancing Prime Editing regulatory paradigms - streamlined development Pipeline Positioned for Value Creation  PM577 in Wilson’s Disease IND and/or CTA expected in H1’26 ; AATD IND and/or CTA expected in mid-2026  Strategically focused on programs in large genetic diseases, with clear path to value inflection and multi billion-dollar opportunities Partnerships and BD Potential  BMS partnership to develop Prime Edited ex vivo CAR-T products  Cystic Fibrosis Foundation relationship and funding to advance Prime Editors for Cystic Fibrosis  Additional business development to accelerate and expand pipeline Cash equivalents, investments and restricted cash of $158.3M as of 3/31/2025, cash runway into H1’26 AATD = Alpha-1 Antitrypsin Deficiency; IND = investigational new drug; CTA = clinical trial application

35| Appendix

Prime Editing is Designed with a Wide Range of Genome Editing Capabilities

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Flexibility to select right approach for each indication based on editing need

Prime Editing Approach	Small edits (e.g., all 12 bp swaps, 1-bp to 20-bp ins or del, combinations thereof)	Mid-sized edits (e.g., hotspot corrections, del up to 1-kb, ins up to 250 bp)	Large deletions (e.g., multi-kb repeat excision, exon del)	Large insertions or inversions (e.g., targeted multi-kb gene integration)
Short Flap Prime Editing	✓ +++			
Dual Flap Prime Editing	✓ ++	✓ +++	✓ +++	
Long Flap Prime Editing	✓ ++	✓ +++	✓ ++	
PASSIGE		✓ +	✓ +	✓ +++

✓ = capable of the edit

+/++/+++ = how fit Prime Medicine believes the technology is for making the edit, based on Prime Medicine's internal assessment

BP = base pair; KB = kilobase

36

37*Not part of Prime Medicine’s current pipeline PASSIGE Technology Enables Prime Editing to Insert Gene Sized Sequences Precisely, Potentially Addressing Large Markets PASSIGE: Prime-Assisted Site-Specific Integrase Gene Editing: One step non-viral multi-kilobase-size gene editing approach with no double-stranded breaks Correct inversion mutations (e.g., Hemophilia A) In vivo protein factory (e.g., GLA enzyme for Fabry’s disease) Targeted whole gene replacement for rare liver diseases (e.g., Phenylketonuria, Tyrosinemia) Targeted whole gene replacement for bone marrow diseases (e.g., Hereditary anemias, such as Fanconi Anemia) Cystic Fibrosis Areas of opportunity:* Non-viral, multiplex-edited CAR-T therapies BMS collaboration (e.g., oncology and autoimmune diseases) Recombinase enzyme Where we are working today: X-Linked Chronic Granulomatous Disease (XCGD)